UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): June 03, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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


Item No.5     Press release dated 03 June, 2004 - Holding(s) in Company

The company received the following letter today:

                                                 Barclays PLC
                                                 Group Corporate Secretariat
                                                 54 Lombard Street
                                                 EC3P 3AH


1 June 2004


The Company Secretary
Marconi Corporation PLC
34 Grosvenor Square
London
W1K 2HD



Dear Sir

Companies Act 1985 ("The Act") - Part VI

I hereby inform you that as at 28 May 2004 Barclays PLC, through the legal entities listed on the attached schedule, has a notifiable interest in the capital of your company of 4.06%.

Details of this interest, together with a breakdown between registered holders (as required by Section 202(3) of the Act), are enclosed.

The issued capital of 200,020,784 is the latest figure available to us. If this is incorrect please let me know.

If you have any questions arising from this letter, please contact me on 020 7699 2305.

Yours faithfully

Geoff Smith
Manager, Secretarial Services
Enc.



                              LEGAL ENTITY REPORT

MARCONI CORP (NEW)                                              SEDOL : 3335442

As at 2 May 2004 Barclay PLC, through the legal entities listed below, had a notifiable interest in 8,116,644 ORD GBP0.25 representing 4.06% of the issued share capital of 200,020,784 units.

Legal Entity                                   Holding          Percentage Held

Barclays Capital Securities Ltd              1,999,998                    .9999
Barlays Global Investors, N.A.               1,507,610                    .7537
Gerrard Ltd                                      5,151                    .0026
Barclays Global Investors Ltd                2,063,666                   1.0317
Barclays Life Assurance Co Ltd                 186,853                    .0934
Barclays Bank Trust Company Ltd                     24                    .0001
Barclays Global Investors Australia Ltd         31,589                    .0158
Barclays Bank PLC                            2,037,626                   1.0187
Barclays Private Bank Ltd                            4                    .0001
Barclays Global Fund Advisors                  284,123                    .1420
                        Group Holding        8,116,644                   4.0580




                              REGISTERED HOLDERS REPORT

MARCONI CORP (NEW)                                               SEDOL : 3335442

As at 28 May 2004 Barclay PLC, through the registered holders listed below, had a notifiable interest in 8,116,644 ORD GBP0.25 representing 4.06% of the issued share capital of 200,020,784 units.

Registered Holder                           Account Designation         Holding

ALMLUFTTL-18409 -CHASE MANHATTA                        ALMLUFTT         103,512
BARCLAYS CAPITAL NOMINEES LIMI                                        2,037,626
BARCLAYS CAPITAL SECURITIES LT                                         1999,998
Barclay Trust Co & Others                                                     2
BARCLAYS TRUST CO AS EXEC/ADM                                                 4
Barclay Trust Co DMC69                                                       18
BLEQFDUKQ-16331-CHASE MANHATTA                         BLEOFDUK          51,498
BLEQPTUKQ-16341-CHASE MANHATTA                         BLEOPTUK         135,355
BLUKINTTL-16400-CHASE MANHATTA                        BLUKINITT       1,849,920
CHATRKTTL-16376-CHASE MANHATTA                         CHATRKTT         110,234
INVESTORS BANK AND TRUST CO.                             428169          34,880
INVESTORS BANK AND TRUST CO.                             500227         926,280
INVESTORS BANK AND TRUST CO.                             502872         290,008
INVESTORS BANK AND TRUST CO.                             508068          49,237
INVESTORS BANK AND TRUST CO.                             555879           2,034
INVESTORS BANK AND TRUST CO.                             583293         241,861
INVESTORS BANK AND TRUST CO.                             586072           7,105
INVESTORS BANK AND TRUST CO.                             601744           1,167
INVESTORS BANK AND TRUST CO.                             911140           5,348
JPMORGAN CHASE BANK                                      555465          31,589
JPMORGAN CHASE BANK                                      599123           5,904
Mellon Trust - Boston                                    591668          31,894
R C Greig Nominees Limited a/c                              BL1              10
R C Greig Nominees Limited a/c                              CM1               2
R C Greig Nominees Limited GP1                              GP1           2,542
R C Greig Nominees Limited SA1                              SA1           2,597
STATE STREET BANK & TRUST -US                            604714          11,614
STATE STREET BANK & TRUST -US                            713101         184,401
ZEBAN NOMINEES LIMITED                                                        4
                                                          Total       8,116,644


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: June 03, 2004